UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2010

Landry’s Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15531	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on August 17, 2010, Landry’s Holdings, Inc. (“Holdings”), a holding company organized by Tilman J. Fertitta, the Chairman, President and Chief Executive Officer of Landry’s Restaurants, Inc. (“Landry’s”), informed Landry’s that it had priced an offering of $110 million aggregate principal amount of 11.50% senior secured notes due 2014 (the “notes”). On August 31, 2010, Holdings closed the offering of the notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDRY’S RESTAURANTS, INC.

September 1, 2010	By:	/s/ Steven L. Scheinthal
Steven L. Scheinthal
Executive Vice President and General Counsel